                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A
                           AMENDMENT NO. 2 TO FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)          July 27, 2001
                                                 -------------------------------


                                  INTEGRA, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                                1-13177                        13-3605119
----------------------------------------    ------------------         --------------------------
(State or Other Jurisdiction                (Commission File                   (IRS Employer
      of Incorporation)                           Number)                    Identification No.)


    1060 First Avenue, King of Prussia, PA                      19406
-----------------------------------------------      ---------------------------
   (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code            610-992-7000
                                                      --------------------------


                  -----------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report

Integra, Inc., a Delaware corporation ("Integra"), hereby amends Item 7 of its current Report on Form 8-K dated August 10, 2001 to include certain financial information that was inadvertently omitted from that filing.


On July 27, 2001, pursuant to a Unit Purchase Agreement among Integra, Global Benefits Solutions LLC (GBS) and Stuart Piltch, Integra acquired 100% of the membership units of GBS. This Form 8-K/A includes audited financial statements for GBS for the period August 1, 2000 to December 31, 2000, as well as required pro forma financial information.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired

Audited Financial Statements for Global Benefits Solutions LLC for the period August 1, 2000 (date of inception of GBS) to December 31, 2000.


                         Report of Independent Auditors

To the Members
Global Benefits Solutions, LLC

We have audited the accompanying balance sheet of Global Benefits Solutions, LLC (the Company) as of December 31, 2000, and the related statements of operations, members' deficit, and cash flows for the period August 1, 2000 (inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Global Benefits Solutions, LLC as of December 31, 2000, and the results of its operations and its cash flows for the period August 1, 2000 (inception) to December 31, 2000, in conformity with accounting principles generally accepted in the United States.


                                                            /s/Ernst & Young LLP


Philadelphia, Pennsylvania
September 19, 2001

                         Global Benefits Solutions, LLC

                                  Balance Sheet

                                December 31, 2000


ASSETS
Current assets:
   Cash                                                              $  12,386
   Deposit                                                              35,200
   Accounts receivable, trade (net of allowance for
     doubtful accounts of $40,000)                                     117,000
                                                                     ---------
Total current assets                                                   164,586

Computer hardware                                                        8,876
   Less accumulated depreciation                                           296
                                                                     ---------
Computer hardware, net                                                   8,580
                                                                     ---------
Total assets                                                         $ 173,166
                                                                     =========

LIABILITIES AND MEMBERS' DEFICIT
Current liabilities:
   Accounts payable and accrued liabilities                          $ 166,530
   Due to Integra, Inc.                                                119,951
                                                                     ---------
Total current liabilities                                              286,481
Members' deficit                                                      (113,315)
                                                                     ---------
Total liabilities and members' deficit                               $ 173,166
                                                                     =========


See accompanying notes.

                         Global Benefits Solutions, LLC

                             Statement of Operations

                    For the period August 1, 2000 (inception)
                              to December 31, 2000


Service revenue                                 $  314,250
Service costs                                       75,875
                                                ----------
Gross profit                                       238,375

Operating expenses                                 209,650
                                                ----------
Net income                                      $   28,725
                                                ==========


See accompanying notes.

                         Global Benefits Solutions, LLC

                          Statement of Members' Deficit


                                                    MEMBER I            MEMBER II           MEMBER III          TOTAL
                                                   ---------------------------------------------------------------------

Balance at August 1, 2000 (inception)              $        -          $        -          $        -         $        -
   Contributions                                        2,000               2,000                 210              4,210
   Net income                                          17,810              10,915                   -             28,725
   Distributions                                      (90,000)            (56,250)                  -           (146,250)
                                                   ---------------------------------------------------------------------
Balance at December 31, 2000                       $  (70,190)         $  (43,335)         $      210         $ (113,315)
                                                   =====================================================================


See accompanying notes.

                         Global Benefits Solutions, LLC

                             Statement of Cash Flows

                    For the period August 1, 2000 (inception)
                              to December 31, 2000


OPERATING ACTIVITIES
Net income                                                                 $   28,725
Adjustments to reconcile net income to net cash provided by
   operating activities:
     Depreciation                                                                 296
     Provision for bad debts                                                   40,000
     Changes in operating assets and liabilities:
       Deposit                                                                (35,200)
       Accounts receivable, trade                                            (157,000)
       Accounts payable and accrued liabilities                               166,530
       Due to Integra, Inc.                                                   119,951
                                                                           ----------
Net cash provided by operating activities                                     163,302

INVESTING ACTIVITIES
Purchases of computer hardware                                                 (8,876)

FINANCING ACTIVITIES
Proceeds from member contributions                                              4,210
Member distributions                                                         (146,250)
                                                                           ----------
Net cash used in financing activities                                        (142,040)
                                                                           ----------

Net increase in cash                                                           12,386
Cash at beginning of period                                                         -
                                                                           ----------
Cash at end of period                                                      $   12,386
                                                                           ==========


See accompanying notes.

                         Global Benefits Solutions, LLC

                          Notes to Financial Statements

                                December 31, 2000


1. ORGANIZATION, FORMATION, AND BASIS OF PRESENTATION

Global Benefits Solutions, LLC (the Company), a Delaware limited liability company, was formed on August 1, 2000 (inception) by three private investors.

The Company provides actuarial consulting services with respect to the design, funding and administration of compensation, benefit and retirement plans. The Operating Agreement entered into by the Company's members includes provisions for the transfer or sale of Membership interests; sets forth the allocation of income, losses and deductions; and specifies the allocation ratio of cash distributions.

The Company's net income (loss) and cash distributions are allocated to the three individual members as follows: 62%, 38%, and 0%. Members are not personally liable for the obligations of the Company.


The Company has an independent contractor agreement with Integra, Inc. (Integra), a provider of employee assistance plan and behavioral health management services, whereby the Company provides a number of services to Integra including business development, sales, marketing, product development and strategic planning for a monthly fee of $32,500. Under the same agreement, Integra provides a number of services to the Company including use of office facilities and information systems, administrative support and project staffing. During 2000, the Company earned $162,500 for services provided to Integra and incurred expenses of $75,875 for services purchased from Integra. These activities are reported as service revenues and service costs, respectively, in the accompanying statement of operations. At December 31, 2000, the Company owed Integra $119,951.

The Company was acquired by Integra on July 27, 2001 (see Note 3).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

DEPOSIT

The deposit represents cash held in an escrow account for the benefit of a software developer who committed to develop internal-use software for the Company. In 2001, the software developer fulfilled its obligation by delivering a custom software package and the funds held in escrow were paid in full satisfaction of the agreement between the Company and the developer.

COMPUTER HARDWARE

Computer hardware is stated at cost less accumulated depreciation. For financial reporting purposes, depreciation is computed on the straight-line method over the estimated service lives of the respective property (three to five years). Depreciation expense for the period August 1, 2000 (inception) to December 31, 2000 was $296.

REVENUE RECOGNITION

The Company recognizes service revenue on consulting projects at the time such services are rendered. The Company recognizes commission income with respect to the placement of insurance products with client customers when notified by the insurance carrier that a policy has been issued.

CONCENTRATION OF CREDIT RISK

The Company grants credit without collateral to its customers, most of whom are corporations with verifiable credit history.


INCOME TAXES

In conformity with the Internal Revenue Code and applicable state and local tax statutes, the Company's members have elected to have the taxable income or loss of the Company reported in their individual income tax returns. Accordingly, no provision has been made in the accompanying financial statements for any federal, state or local income taxes.

3. SUBSEQUENT EVENTS

In July 2001, the Company redeemed the membership units of two of its members. One member was given the Company's internal-use software (see "Deposit" note above) and was issued a note in the amount of $295,000 in exchange for his 20 units and the other member received $210 in exchange for his 2.1 units. The note carries interest at the rate of 6.5% payable quarterly with the principal due on or before August 2, 2003. The Company has the right to prepay any of the principal during the 24-month period of the note.

On July 27, 2001, the Company's remaining member sold 100% of his membership units to Integra in exchange for the issuance of 1,000,000 shares of Integra common stock and 107,500 shares of Integra's Series SP Preferred Stock. The terms of the Series SP Preferred Stock require the payment by Integra of a quarterly dividend at a rate of eight percent (8%) per annum and to redeem the Series SP Preferred Stock for $40 per share on July 27, 2006. The transaction was valued at $4,900,000.

Unaudited Financial Statements of Global Benefits Solutions, LLC for the six-month period ended June 30, 2001



                         Global Benefits Solutions, LLC

                                 Balance Sheet

                                 June 30, 2001

Assets
Current assets:
  Cash                                                $ 17,061
  Accounts receivable, trade (net of allowance for
    doubtful accounts of $80,000)                      551,149
                                                      --------
Total current assets                                   568,210

Computer hardware and software                          84,486
  Less accumulated depreciation                          2,194
                                                      --------
Computer hardware and software, net                     82,292
                                                      --------
Total assets                                          $650,502
                                                      ========


Liabilities and members' deficit
Current liabilities:
  Account payable and accrued liabilities              133,352
  Due to Integra, Inc.                                 374,145
                                                      --------
Total current liabilities                              507,497
Members' equity                                        143,005
                                                      --------
Total liabilities and members' deficit                $650,502
                                                      ========


See selected accompanying notes

                            Global Benefit Solutions, LLC


                            Statement of Operations
                                  (Unaudited)


                                        Six Months Ended
                                            June 30,
                                              2001
                                        ----------------
Service Revenues                        $1,054,721

Service Costs                              452,637
                                        ----------
Gross Profit                               602,084

Selling and administrative expenses        140,554
                                        ----------
Net Income                                 461,530
                                        ==========





See selected accompanying notes

                            GLOBAL BENEFIT SOLUTIONS, LLC

                            STATEMENT OF CASH FLOWS

                     FOR THE SIX MONTHS ENDED JUNE 30, 2001

Operating activities                                                 $ 461,530
Net income
Adjustments to reconcile net income to net cash provided by
  operating activities:
    Depreciation                                                         1,898
    Provision for bad debts                                             40,000
    Changes in operating assets and liabilities:
      Accounts receivable, trade                                      (474,149)
       Accounts payable and accrued liabilities                        220,806
                                                                     ---------
Net cash provided by operating activities                              250,085

Investing activities
Purchases of computer software                                         (40,410)

Financing activities
Member distributions                                                  (205,000)
                                                                       -------

Net increase in cash                                                     4,675
Cash at beginning of period                                             12,386
                                                                     ---------
Cash at end of period                                                $  17,061
                                                                     =========


See selected accompanying notes

                         GLOBAL BENEFITS SOLUTIONS, LLC

                     SELECTED NOTES TO FINANCIAL STATEMENTS

                                 JUNE 30, 2001
                                  (UNAUDITED)

1. BASIS OF PRESENTATION

     The accompanying condensed financial statements are unaudited. These statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. Certain information and note disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted pursuant to such rules and regulations. These financial statements should be read in conjunction with the December 31, 2001 audited financial statements herein. In the opinion of Company management, the condensed financial statements for the unaudited interim period presented include all adjustments, consisting only of normal recurring adjustments, necessary to present a fair statement of the results for such interim period.

     Operating results for the six month period ended June 30, 2001 are not necessarily indicative of the results that may be expected for a full year or any portion thereof.

     Global Benefit Solutions, LLC (the Company or GBS), a Delaware limited liability company, was formed on August 1, 2000 (inception) by three private investors.

     The Company provides actuarial consulting services with respect to the design, funding and administration of compensation, benefit and retirement plans. The Operating Agreement entered into by the Company's members includes provisions for the transfer or sale of Membership interests; sets forth the allocation of income, losses and deductions; and specifies the allocation ratio of cash distributions.

     The Company's net income (loss) and cash distributions are allocated to the three individual members as follows: 62%, 38%, and 0%. Members are not personally liable for the obligations of the Company.

     The Company has an independent contractor agreement with Integra, Inc. (Integra), a provider of employee assistance plan and behavioral health management services, whereby the Company provides a number of services to Integra including business development, sales, marketing, product development and strategic planning for a monthly fee of $32,500. Under the same agreement, Integra provides a number of services to the Company including use of office facilities and information systems, administrative support and project staffing. For six months ended June 30, 2001, the Company earned $232,777 for services provided to Integra and incurred expenses of $452,637 for services purchased from Integra. These activities are reported as service revenues and service costs, respectively, in the accompanying statement of operations. At June 30, 2001, the Company owed Integra $374,145.

     The Company was acquired by Integra on July 27, 2001.

2.   COMPREHENSIVE INCOME (LOSS)

          Comprehensive income was the same as net income for the six month period ended June 30, 2001.

(b) Pro Forma Financial Information

The required pro forma financial information is set forth below:






UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

     The Unaudited Pro Forma Combined Statements of Operations assume that the acquisition of GBS had occurred on August 1, 2000 (the date GBS was formed), combining the results of operations of Integra, Inc. (the "Company") and GBS for the year ended December 31, 2000 and for the six months ended June 30, 2001. The Unaudited Pro Forma Combined Condensed Balance Sheet as of June 30, 2001 reflects the acquisition as if it had occurred on June 30, 2001.

     The proforma information is based on the historical financial statements of the Company and GBS, after giving effect to the acquisition using the purchase method of accounting and assumptions and adjustments considered appropriate by the Company, certain of which are described in the accompanying Notes to Unaudited Pro Forma Combined Financial Information. The pro forma information is provided for illustrative purposes only and is not necessarily indicative of the results of operations or financial condition that actually would have been obtained if the acquisition had occurred on the dates indicated or of the results that may be obtained in the future.

     The Unaudited Pro Forma Combined Financial Information should be read in conjunction with the historical financial statements and the related notes thereto of the Company and GBS. The historical financial statements of GBS and the related notes thereto are included herein. The historical financial statements of the Company and the related notes thereto have been previously filed with the Securities and Exchange Commission and are available from the Company upon written request.

                                 INTEGRA, INC.
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                              AS OF JUNE 30, 2001
                            (AMOUNTS IN THOUSANDS)

                                                            INTEGRA,       GLOBAL BENEFIT      PRO FORMA
                                                              INC.         SOLUTIONS, LLC     ADJUSTMENTS     PRO FORMA
                                                            --------       --------------     -----------     ---------
ASSETS
Current assets:
  Cash                                                           657                 17                             674
  Accounts receivable, net of allowance for
   doubtful accounts                                           1,370                551             (265)(3)      1,656
  Other current assets                                           535                 --             (141)(3)        394
                                                            --------           --------         --------       --------
Total current assets                                           2,562                568             (406)         2,724

Property and equipment                                         4,729                 84              (35)(1)      4,776
                                                                                                      (2)(2)
  Less accumulated depreciation                                2,924                  2                2 (2)      2,924
                                                            --------           --------         --------       --------
Property and equipment, net                                    1,805                 82              (35)         1,852

Intangible assets and excess cost over fair value
  of net assets acquired, net                                  9,416                 --            4,893 (2)     14,309
                                                            --------           --------         --------       --------
Total assets                                                  13,783                650            4,452         18,885
                                                            ========           ========         ========       ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Account payable and accrued liabilities                      7,672                133              (32)(3)      7,773
  Due to Integra, Inc.                                                              374             (374)(3)         --
                                                            --------           --------         --------       --------
Total current liabilities                                      7,672                507             (406)         7,773
Note payable                                                                                         295 (1)        295
Deferred income tax liability                                    160                 --                             160
                                                            --------           --------         --------       --------
Total liabilities                                              7,832                507             (111)         8,228

Mandatory redeemable preferred stock                                                               4,300 (2)      4,300

Stockholders' and stockholders'/members' equity
Common stock                                                     101                                  10 (2)        111
Additional paid-in capital                                    87,513                                 396 (2)     87,909
Accumulated deficit                                          (81,663)                                           (81,663)
Members' equity                                                                     143             (330)(1)         --
                                                                                                     187 (2)
                                                            --------           --------         --------       --------
Total stockholders'/members' deficit                           5,951                143              263          6,357

Total liabilities and stockholders'/members' deficit          13,783                650            4,452         18,885
                                                            ========           ========         ========       ========

See selected accompanying notes

                                 INTEGRA, INC.
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
         (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE INFORMATION)

                                                                                                                Pro Forma
                                                                  GLOBAL BENEFIT        PRO FORMA              CONSOLIDATED
                                              INTEGRA, INC.         SOLUTIONS           ADJUSTMENTS               TOTALS
                                              ------------         ------------        ------------            ------------
Service Revenues                              $     26,429         $        314                  76 (4)        $     26,504
                                                                                                163 (5)
Service Costs                                       18,467                   76                 (76)(4)
                                                                                               (163)(5)              18,304
                                              ------------         ------------        ------------            ------------

Gross Profit                                         7,962                  238                   0                   8,200

Operating expenses                                   7,014                  209                 130 (6)               7,353
                                              ------------         ------------        ------------            ------------

Income from operations                                 948                   29                (130)                    847

Interest expense (income), net                         (66)                   0                   8 (7)                 (58)
                                              ------------         ------------        ------------            ------------

Income before income taxes                           1,014                   29                (138)                    905

Provision for income tax benefit                      (136)                                                            (136)
                                              ------------         ------------        ------------            ------------

Net Income                                    $      1,150         $         29        $       (138)           $      1,041
                                              ============         ============        ============            ============

Net Income per weighted average number
of common shares outstanding                  $       0.11                                                     $       0.09
                                              ============                                                     ============

Weighted average number of
common shares outstanding                       10,138,552                                                       11,138,552
                                              ============                                                     ============

                                 INTEGRA, INC.
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
         (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE INFORMATION)

                                                                                                                  PRO FORMA
                                                                      GLOBAL BENEFIT        PRO FORMA            CONSOLIDATED
                                                   INTEGRA, INC.         SOLUTIONS         ADJUSTMENTS              TOTALS
                                                  ---------------     ---------------    ---------------        ---------------

Service Revenues                                    $     12,871        $      1,055       $        453 (4)       $     13,240
                                                                                                    233 (5)
Service Costs                                              8,560                 453               (453)(4)              8,327
                                                                                                   (233)(5)
                                                    ------------        ------------       ------------           ------------

Gross Profit                                               4,311                 602                  0                  4,913

Operating expenses                                         4,821                 141                157 (6)              5,119
                                                    ------------        ------------       ------------           ------------

(Loss) income from operations                               (510)                461               (157)                  (206)

Interest expense (income), net                               (36)                  0                 10 (7)                (26)
                                                    ------------        ------------       ------------           ------------

(Loss) income before income taxes                           (474)                461               (167)                  (180)

Provision for income taxes                                     0                   0                  0                      0
                                                    ------------        ------------       ------------           ------------

Net (Loss) Income                                   $       (474)       $        461       $       (167)           $      (180)
                                                    ============        ============       ============           ============

Net (Loss) per weighted average number
of common shares outstanding                        $      (0.05)                                                 $      (0.02)
                                                    ============                                                  ============

Weighted average number of
common shares outstanding                             10,138,552                                                    11,138,552
                                                    ============                                                  ============

                                 INTEGRA, INC.
          NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

NOTE 1. BASIS OF PRESENTATION

     Integra, Inc. ("Integra" or the "Company") provides employee assistance programs, managed behavioral healthcare services, third party clinical case management and claims administration to managed care organizations, health plans and employers typically on a capitated per member (employee) per month basis. Global Business Solutions ("GBS") provides actuarial consulting services with respect to the design, funding and administration of compensation, benefit and retirement plans.

     The Unaudited Pro Forma Combined Statements of Operations assume that the acquisition of GBS had occurred on August 1, 2000, (the date GBS was formed) combining the results of operations of the Company and GBS for the year ended December 31, 2000 and for the six months ended June 30, 2001. The Unaudited Pro Forma Combined Condensed Balance Sheet as of June 30, 2001 reflects the acquisition as if it had occurred on June 30, 2001.

     The Unaudited Pro Forma statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the current report on Form 8-K/A of Integra, and are not intended to be a complete presentation of Integra and GBS' combined results of operations. Accordingly, the accompanying Unaudited Pro Forma statements do not purport to present the actual results of operations of GBS that would have resulted if Integra had acquired GBS in January 2000.

NOTE 2. ACQUISITION OF GBS

     On July 27, 2001 the Company acquired 100% of the membership units of Global Benefits Solutions LLC ("GBS") from Stuart Piltch in exchange for the Company's issuance to Mr. Piltch of 1,000,000 shares of the Company's common stock and 107,500 shares of the Company's Series SP Preferred Stock. The terms of the Series SP Preferred Stock require the Company to pay a dividend on a quarterly basis at a rate of eight percent (8%) per annum and to redeem the Series SP Preferred Stock for $40 per share on July 27, 2006. The transaction was valued at $4,900,000.

NOTE 3. PRO FORMA ADJUSTMENTS

(1) To reflect redemption of two GBS members' units prior to acquisition. These redemptions took place in July 2001 just prior to the acquisition of GBS by Integra.

(2) To reflect acquisition of GBS by Integra, Inc. The total purchase price in excess of the fair value of the net asset acquired (goodwill) is $4,293,000. The fair value of an identifiable intangible asset (customer contract at $600,000) was also recognized. The allocation of the purchase price is preliminary and subject to change as estimates and other information materializes.

(3) To record intercompany eliminations of accounts payable and account receivable.

(4) To record elimination of Service costs paid by GBS to Integra, Inc. pursuant to Independent Contractor Agreement effective August 1, 2000.

(5) To record elimination of management fees paid by Integra, Inc. to GBS pursuant to Independent Contractor Agreement effective August 1, 2000.

(6) To record amortization expense on identifiable intangible assets recognized in connection with the acquisition of GBS.

(7) To record interest expense on a $295,000 note payable issued in connection with the redemption of a GBS member's units. See (1) above.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   INTEGRA, INC.



                                   By:    /s/ Jack N. Brown
                                          --------------------------------------
                                          Jack N. Brown, Chief Financial Officer

                                   Date:  October 10, 2001
                                          --------------------------------------



                                                                              10